UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2025

Milestone Scientific Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14053	13-3545623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Eagle Rock Avenue, Suite 403 Roseland, NJ	07068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 535-2717

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on exchange on which registered
Common Stock	MLSS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Milestone Scientific Inc. (the “Company”) was held on December 18, 2025. At the Annual Meeting, the Company’s stockholders:

●	Elected six incumbent directors to serve until the next annual meeting of the Company’s stockholders or until their respective successors have been duly elected and qualified;

●	Approved an amendment to the Company’s Restated Certificate of Incorporation increasing the number of authorized shares of Common Stock from 100,000,000 to 125,000,000; and

●	Ratified the appointment of CBIZCPA P.C. as the Company’s independent auditors for the fiscal year ending December 31, 2025.

The total number of shares outstanding at the record date for the Annual Meeting was 78,628,913 shares of common stock. The total number of shares voted at the Annual Meeting was 48,381,413 shares of common stock, representing 61.53% of the issued and outstanding shares of common stock.

The number of votes cast for, against or withheld and the number of abstentions and broker non-votes with respect to each Proposal is set forth below.

PROPOSAL #001 ELECTION OF DIRECTORS INCLUDING DIRECTOR EXCEPTIONS

***	FOR	% VOTED FOR	WITHHELD	% VOTED WITHHELD
BENEDETTA I. CASAMENTO	25,471,050	85.92%	4,173,862	14.08%
NEAL GOLDMAN	26,283,035	88.66%	3,361,877	11.34%
ERIC HINES	29,184,965	98.45%	459,947	1.55%
DR. DIDIER DEMESMIN	25,788,621	86.99%	3,856,291	13.01%
SHANTH THIYAGALINGAM	29,147,090	98.32%	497,822	1.68%
DR. DAWOOD SAYED	29,264,979	98.72%	379,933	1.28%
TOTAL ALL DIRECTORS	165,139,740		12,729,732
DIRECTOR AVERAGE	27,523,290		2,121,622
% VOTED OF AVERAGE	92.84%		7.16%

PROPOSAL #002 APPROVAL TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION

***	FOR	AGAINST	ABS/WHD	BROKER NON-VOTES
BENEFICIAL	42,491,824	1,845,895	26,055
REGISTERED	4,017,639	0	0
TOTAL SHARES VOTED	46,509,463	1,845,895	26,055
% OF VOTED	96.18%	3.81%
% OF OUTSTANDING	59.15%	2.34%
% OF VOTED W/ABS/WHD	96.13%	3.81%	0.05%
% OF OUTSTNDG W/ABS/WHD	59.15%	2.34%	0.03%

PROPOSAL #003 RATIFY CBIZ CPAS P.C. AS INDEPENDENT AUDITORS

***	FOR	AGAINST	ABS/WHD	BROKER NON-VOTES
BENEFICIAL	43,580,300	542,809	240,665
REGISTERED	4,017,639	0	0
TOTAL SHARES VOTED	47,597,939	542,809	240,665
% OF VOTED	98.87%	1.12%
% OF OUTSTANDING	60.53%	0.69%
% OF VOTED W/ABS/WHD	98.38%	1.12%	0.49%
% OF OUTSTNDG W/ABS/WHD	60.53%	0.69%	0.30%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Milestone Scientific Inc.

Dated: December 23, 2025	By:	/s/ Eric Hines
Eric Hines
Chief Executive Officer